                                                                    EXHIBIT 10.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   YAHOO! INC.

                            CONTENT LICENSE AGREEMENT

         THIS CONTENT LICENSE AGREEMENT (the "Agreement") is made as of this 1st day of January, 1998 (the "Effective Date") between YAHOO!, INC., a California corporation, with offices at 3400 Central Expressway, Suite 201, Santa Clara, CA 95051, ("YAHOO") and TheStreet.com, L.L.C., ("Licensor"), a Delaware limited liability company, with offices at Two Rector Street, 14th Floor, New York, NY 10006.

In consideration of the mutual promises contained herein, the parties agree as follows:

SECTION 1:  DEFINITIONS

         Unless otherwise specified, capitalized terms used in this Agreement shall have the meanings attributed to them in Exhibit A hereto.

SECTION 2:  GRANT OF LICENSES

2.1 Grant of Licenses. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Yahoo, under Licensor's Intellectual Property
       Rights:

(a) A non-exclusive, worldwide license to use, modify, reproduce, distribute, display and transmit the Licensor Content in electronic form in connection with Yahoo Properties via the Internet, and to permit users of the Yahoo Properties to download and print the Licensor Content for personal use. Yahoo's license to modify the Licensor content shall be limited to modifying the Licensor Content to fit the format and look and feel of the Yahoo Property.

(b) A non-exclusive, worldwide, fully paid license to use, reproduce and display the Licensor's Brand Features: (i) in connection with the presentation of the Licensor Content on the Content Pages in the Yahoo Properties; and (ii) in connection with the marketing and promotion of the Yahoo Properties.

(c) Subject to the restrictions and obligations herein, Yahoo shall be entitled to sublicense the rights set forth in this Section 2.1 (1) to its Affiliates only for inclusion in Yahoo Proper ties, and (2) in connection with any mirror site, derivative site, or distribution arrangement concerning a Yahoo Property.

SECTION 3:  DELIVERY OF LICENSOR CONTENT; ADVERTISING REVENUE

3.1 Yahoo's Responsibilities. In addition to any responsibilities that may be set forth in Exhibit C, Yahoo will be responsible for the design, layout, posting, and maintenance of the Content Pages. In no event is Yahoo under any obligation, express or implied, to post or otherwise include any of the Licensor Content in any Yahoo Property, including without limitation, in any Content Pages.

3.2 Licensor Assistance. In addition to any responsibilities that may be set forth in Exhibit C, Licensor will provide on-going assistance to Yahoo with regard to technical, administrative and service-oriented issues relating to the utilization, transmission and maintenance of the Licensor Content, as Yahoo may reasonably request. Licensor will use its reasonable best efforts to ensure that the Licensor Content is accurate, comprehensive and updated regularly as set forth in Exhibit C.

3.3               Advertising Rights. *****

3.4 Notices. Yahoo will not alter or impair any acknowledgment of copyright or other Intellectual Property Rights of Licensor that may appear in the Licensor Content and the Licensor Brand Features, including all copyright, trademark and similar notices that Licensor may reasonably request.

3.5 Links. The parties will maintain the hypertext links specified in Exhibit D.

SECTION 4:  DELIVERY OF LICENSOR CONTENT

         During the term of this Agreement, Licensor shall deliver updates of the Licensor Content to Yahoo in accordance with the Delivery Specifications set forth in Exhibit C. Licensor also shall provide Yahoo with reasonable prior notice of any significant Enhancements that generally affect the appearance, updating, delivery or other elements of the Licensor Content, and shall make such Enhancements available to Yahoo upon commercially reasonable terms.

SECTION 5:  INDEMNIFICATION

----------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

         Licensor, at its own expense, will indemnify, defend and hold harmless Yahoo, its Affiliates and their employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo or an Affiliate based on or arising from a claim that the Licensor Content as delivered to Yahoo or any Licensor Brand Feature infringes in any manner any Intellectual Property Right of any third party or contains any material or information that is obscene, defamatory, libelous, slanderous, that violates any person's right of publicity, privacy or personality, or has otherwise resulted in any tort, injury, damage or harm to any person; provided, however, that in any such case: (x) Yahoo provides Licensor with prompt notice of any such claim;
(y) Yahoo permits Licensor to assume and control the defense of such action, with counsel chosen by Licensor (who shall be reasonably acceptable to Yahoo); and (z) Licensor does not enter into any settlement or compromise of any such claim without Yahoo's prior written consent, which consent shall not be unreasonably withheld. Licensor will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo or an Affiliate in connection with or arising from any such claim, suit, action or proceeding. It is understood and agreed that Yahoo does not intend and will not be required to edit or review for accuracy or appropriateness any Licensor Content.

SECTION 6:  LIMITATION OF LIABILITY / WARRANTY

         EXCEPT AS PROVIDED IN SECTION 5, UNDER NO CIRCUMSTANCES SHALL LICENSOR, YAHOO, OR ANY AFFILIATE BE LIABLE TO EACH OTHER OR ANOTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

SECTION 7:  TERM AND TERMINATION

7.1 Initial Term and Renewals. This Agreement will become effective as of the Effective Date and shall, unless sooner terminated as provided below or as otherwise agreed, remain effective for an initial term of twelve (12) months following the first date of public availability of the Licensor Content on a Content Page within a Yahoo Property (the "Initial Term"). After the Initial Term, this Agreement will be automatically renewed for successive additional one year periods ("Extension Terms"). This Agreement may be terminated by either party at any time by giving notice to the other party of not less than sixty (60) days prior to the end of a Term. As used herein, the "Term" means the Initial Term and any Extension Term(s).

7.2 Termination for Cause. Notwithstanding the foregoing, this Agreement may be terminated by either party immediately upon notice if the other party: (w) be comes insolvent; (x) files a petition in bankruptcy; (y) makes an assignment for the benefit of its creditors; or (z) breaches any of its obligations under this Agreement in any material respect, which breach is not remedied within thirty (30) days following written notice to such party.

7.3               Effect of Termination. Any termination pursuant to this
                  Section 7 shall be without any liability or obligation of the terminating party, other than with respect to any breach of this Agreement prior to termination. The provisions of Sections 5, 6, 7, 8, 9, 10, and this Section 7.3 shall survive any termination or expiration of this Agreement.


SECTION 8:  OWNERSHIP

8.1 By Licensor. Yahoo acknowledges and agrees that: (i) as between Licensor on the one hand, and Yahoo and its Affiliates on the other, Licensor owns all right, title and interest in the Licensor Content and the Licensor Brand Features; (ii) nothing in this Agreement shall confer in Yahoo or an Affiliate any right of ownership in the Licensor Content or the Licensor Brand Features; and (iii) neither Yahoo or its Affiliates shall now or in the future contest the validity of the Licensor Brand Features. No licenses are granted by either party except for those expressly set forth in this Agreement.

8.2 By Yahoo. Licensor acknowledges and agrees that: (i) as between Licensor on the one hand, and Yahoo and its Affiliates on the other, Yahoo or the Affiliates own all right, title and interest in any Yahoo Property and the Yahoo Brand Features;
                  (ii) nothing in this Agreement shall confer in Licensor any license or right of ownership in the Yahoo Brand Features; and
                  (iii) Licensor shall not now or in the future contest the validity of the Yahoo Brand Features. No licenses are hereby granted by Yahoo. Yahoo or its Affiliates shall own all derivative works created by Yahoo from the Licensor Content, including the Content Pages, pursuant to this Agreement, to the extent such is separable from the Licensor Content.

SECTION 9:  PUBLIC ANNOUNCEMENTS

     The parties will cooperate to create any and all appropriate public announcements relating to the relationship set forth in this Agreement. Neither party shall make any public announce-ment regarding the existence or content of this Agreement without the other party's prior written approval and consent.

SECTION 10:  NOTICE, MISCELLANEOUS PROVISIONS

10.1 Notices. All notices, requests and other communications called for by this agreement shall be deemed to have been given immediately if made by telecopy or electronic mail (confirmed by concurrent written notice sent first class U.S. mail, postage prepaid), if to Yahoo at 3400 Central Expressway, Suite 201, Santa Clara, CA 95051, Fax: (408) 731-3301
                  Attention: Vice President (e-mail: ***** ), with a copy to its General Counsel (e-mail: ***** ), and if to Licensor at the physical and electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

10.2 Miscellaneous Provisions. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party's written consent; provided, however, that: (i) either party may assign this Agreement without such consent in connection with any merger, consolidation, any sale of all or substantially all of such party's assets or any other transaction in which more than fifty percent (50%) of such party's voting securities are transferred. Any attempt to assign this Agreement other than in accordance with this provision shall be null and void. This Agreement will be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws rules, and without regard to its location of execution or performance. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force. Neither this Agreement, nor any terms and conditions contained herein may be construed as creating or constituting a partnership, joint venture or agency relationship between the parties. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. This Agreement and its exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings, both written and oral, regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. This Agreement may be executed in any number of counterparts,

----------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                  all of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

           YAHOO! INC.                                 THESTREET.COM

By: /s/ Ellen Simonoff                       By: /s/ Brendan Amyot
    -----------------------------                -------------------------------

Title: VP                                    Title: COO
       --------------------------                   ----------------------------

Address: 3400 Central Expressway             Address: 2 Rector Street
         -----------------------                      --------------------------
         Santa Clara, CA 95051                        New York, NY 10006
         ------------------------                     --------------------------

Telecopy: *****                              Telecopy:
          -----------------------                      -------------------------

E-mail: *****                                E-mail:  *****
        -------------------------                     --------------------------

----------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

                                   DEFINITIONS

         "Advertising Rights" shall mean the advertising and promotional rights sold or licensed with respect to Content Pages.

         "Affiliates" shall mean any company or any other entity world-wide, including, without limitation, corporations, partnerships, joint ventures, and Limited Liability Companies, in which Yahoo owns at least a twenty percent ownership, equity, or financial interest.

         "Content Pages" shall mean those pages in the Yahoo Property that contain Licensor Content and that are co-branded with both Licensor Brand Features and Yahoo Brand Features.

         "Enhancements" shall mean any updates, improvements or modifications made to, or derivative works created from, the Licensor Content by Licensor.

         "Intellectual Property Rights" shall mean all rights in and to trade secrets, patents, copyrights, trademarks, know-how, as well as moral rights and similar rights of any type under the laws of any governmental authority, domestic or foreign.

         "Internet" shall mean the collection of computer networks commonly known as the Internet, and shall include, without limitation, the World Wide Web.

         "Licensor Brand Features" shall mean all trademarks, service marks, logos and other distinctive brand features of Licensor that are used in or relate to the Licensor Content, including, without limitation, the trademarks, service marks and logos described in Exhibit B hereto.

         "Licensor Content" shall mean, collectively, all materials, data, and similar information collected, produced, and owned by Licensor, which is a collection of HTML files and certain related scripts, as further described in Exhibit B attached hereto, including, without limitation, all Enhancements.

         "Yahoo Brand Features" shall mean all trademarks, service marks, logos and other distinctive brand features of Yahoo that are used in or relate to a Yahoo Property, including, without limitation, the trademarks, service marks and logos described in Exhibit B.

         "Yahoo Properties" shall mean any Yahoo branded or co-branded media properties, including, without limitation, Internet guides, developed in whole or in part by Yahoo or its Affiliates and distributed or made available by Yahoo or its Affiliates over the Internet.

                                    EXHIBIT B
                                LICENSOR CONTENT

(1) Wrong!         -- a column by James Cramer written at least once per day on which the New York Stock Exchange is open

(2) FundWatch      -- a column on mutual funds written at least once per day on which the New York Stock Exchange is open

(3) -- a second daily mutual funds column to be agreed upon by both parties

(4) -- a daily column by Dave Kansas to be agreed upon by both parties

                             LICENSOR BRAND FEATURES

TheStreet.com
TheStreet.com related  logos

                              YAHOO BRAND FEATURES

Yahoo!
Yahoo related logos

                                    EXHIBIT C
                      DELIVERY AND TECHNICAL SPECIFICATIONS

A.       Licensor's Responsibilities:

         1 Deliver FundWatch and Wrong! columns within ***** of when they appear on THESTREET.COM's site.

         2. Deliver the other columns specified in Exhibit B by ***** on a daily basis for days on which the New York Stock Exchange is open.

B.       Yahoo's Responsibilities:

         1.       Archive no more than ***** worth of content on its site.

         2. Display Licensor Content on a co-branded page with the links specified in Exhibit D.

         3. Display Licensor copyright information on story pages.

C.       Format of Content Delivery:  text format via email

----------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D
                                      LINKS

During the Term of this Agreement, the following links will be maintained:

LOCATION OF LINK                 LINK TO WHERE                           SPECIFICS OF LINK
----------------                 -------------                           -----------------
Story pages                                                              the part of the co-branded banner in
                                 http://www.thestreet.com                which TheStreet.com's logo
                                                                         appears

bottom of story pages            http://register.thestreet.com/sc        text to be provided by Licensor and
                                 ripts/adpage/Request.d11?               to be approved by Yahoo!
                                 NewUserOffer&offer_code
                                 =TSFree Trial

                                   ADDENDUM 1
           TO THE CONTENT LICENSE AGREEMENT EFFECTIVE JANUARY 1, 1998
                  BETWEEN YAHOO! INC. AND THESTREET.COM, L.L.C.

         This Addendum No. 1 to the Content License Agreement (the "Agreement") with an effective date of January 1, 1998, by and between Yahoo! Inc. ("Yahoo") and TheStreet.com, L.L.C. ("Licensor") is made as of September 1, 1998, and modifies certain terms of the Agreement.

         The parties agree as follows:

         1. Exhibit B is amended to include the following additional content:

                  (5) Silicon Valley      -- a daily (on days on which the New
                                          York Stock Exchange is open) column
                                          from the "Companies" section of
                                          Licensor's web site. On days on which
                                          the New York Stock Exchange is open
                                          and Licensor has no Silicon Valley
                                          column, Licensor will deliver a Top
                                          Stories column from the "Companies"
                                          section of its web site.

                  (6) Online Brokerage    -- a weekly column on the online
                                          brokerage industry. On weeks during
                                          which Licensor has no Online Brokerage
                                          column, Licensor will deliver a
                                          Silicon Saturday column from the
                                          "Markets" section of its web site.

         2. Exhibit C, Section A is amended to read as follows:

                  Licensor's Responsibilities:

                  1. Deliver Wrong! columns within ***** of when they appear on TheStreet.com's site.

                  2. Deliver Silicon Valley and Online Brokerage columns (or their replacements as specified in Exhibit B) within ***** of when they appear on TheStreet.com's site.

                  3. Deliver the other columns specified in Exhibit B at ***** they are posted on Licensor's site.

         3. Except as otherwise set forth in this Addendum No. 1, the terms of the Agree ment remain in full force and effect.

         The parties have caused this Addendum No. 1 to be executed by their duly authorized representatives as of the date first written above.

         YAHOO! INC.                              LICENSOR

         By: /s/ Ellen Simonoff                   By: /s/ Brendan Amyot
             -------------------------                --------------------------
         Title: VP                                Title: COO
                ----------------------                   -----------------------

----------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.